UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2022

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 23, 2022, Avalara, Inc. (“Avalara”) made available an investor presentation regarding the proposed transaction with affiliates of Vista Equity Partners. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated as of September 23, 2022

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

Additional Information and Where to Find It

This report has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara has filed a definitive proxy statement on Schedule 14A on September 12, 2022 (the “Proxy Statement”) relating to a special meeting of its shareholders with the Securities and Exchange Commission (the “SEC”). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the Proxy Statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The Proxy Statement has been filed with the SEC and mailed or otherwise made available to Avalara shareholders. Shareholders are able to obtain a copy of the Proxy Statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests is contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this report that such “forward looking statements”, wherever they occur in this report or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; and (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021, Quarterly Report on Form 10-Q for the period ended March 31, 2022 and Quarterly Report on Form 10-Q for the period ended on June 30, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALARA, INC.

/s/ Alesia L. Pinney
Name:	Alesia L. Pinney
Title:	Executive Vice President, Chief Legal Officer, and Secretary

Date: September 23, 2022

Exhibit 99.1 September 2022 1

Avalara / Vista transaction delivers compelling value to shareholders

Avalara

We believe robust process resulted in superior value to standalone plan

Multi-year effort required to solve deep execution challenges

- International rebuild – expected y/y decline through 2023
- U.S. go-to-market transformation required to reaccelerate anemic demand generation growth
- Decline in lead generation indicated weakening market demand and created further execution challenges
- Required evolution of the executive team to resolve execution challenges and transform operations
- Challenges executing transformation amid guiding 2022 revenue estimates lower and tremendous macroeconomic uncertainty

Compelling, certain value for shareholders

- Offers immediate cash value to Avalara shareholders at a significant premium, not subject to execution risk and challenges of standalone plan
- 8.8x represents top decile revenue multiple compared to the broad set of historical software transactions
- 27% premium to undisturbed price (prior to public rumors of a sale)
- We believe transaction multiple and premium are even higher if potential effects of post-Q2 trading and estimate revision are considered
- Majority of analysts are supportive of the transaction

Robust transaction process

- Proactively initiated a comprehensive review of strategic options, including remaining standalone, following analysis of the business performance and financial outlook
- No strategic had inbounded since Avalara's IPO regarding a potential acquisition
- Engaged with 8 parties, 7 participated in diligence; over 10 parties were either contacted by Avalara or had reached out to Avalara regarding a potential transaction involving Avalara
- No strategic inbound interest in the ~1 month period following public rumors of the Vista transaction before Avalara announced the sale
- Vista was only party to submit a definitive proposal
- Heavily negotiated with several price increases to maximize potential shareholder value

2

Transaction overview Transaction was announced contemporaneously with Avalara’s Q2 earnings and therefore formal guidance for Q3 was not provided 8.8x 27% Transaction NTM EV / Street Consensus Revenue $93.50 $8.4 billion Premium to Undisturbed Price (based on consensus prior to deal Summary Cash Per Share Enterprise Value (prior to Q2 earnings and contemporaneous Q2 earnings announcement) announcement) ▪ Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other About financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes Avalara ▪ Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Brazil, Europe, and India ▪ Subject to customary closing conditions, including approval by Avalara shareholders and receipt of regulatory approval ▪ HSR waiting period expired on September 21, 2022 Approvals ▪ Financing commitments in place; transaction is not subject to a financing condition ▪ Expected to close second half of 2022 ▪ Record date: September 8, 2022 Timeline ▪ Special Meeting date: October 14, 2022 Source: Avalara merger proxy and employee FAQ filed as a DEFA14A Note: 8.8x NTM EV / Revenue based on Street consensus next 4 quarters revenue prior to Q2 earnings. 27% undisturbed premium based on $93.50 deal price compared to Avalara’s closing price as of 06-Jul-2022, last trading day prior to media reports speculating that 3 Avalara had been contacted by Vista regarding a potential acquisition.

Avalara / Vista transaction represents the best outcome for shareholders in our view Avalara / Vista Transaction Standalone Path O International rebuild – y/y decline through 2023 $93.50 per share O Required U.S. GTM transformation to reaccelerate anemic demand generation ✓ Certain cash value, no risk, attractive valuation O High sales and marketing attrition contributing to 2022 sales divot O Required evolution of the executive team to resolve execution challenges and transform operations O Q2 earnings revenue miss and would need to guide down 2022 revenue expectations O Challenging and uncertain macroeconomic backdrop $?? per share 4

Agenda Avalara’s Board unanimously recommends that shareholders vote FOR the acquisition by Vista for $93.50 cash per share Now is the right time to sell considering expected degradation of performance and further operating challenges anticipated as a standalone public company resulting in significant downside risk The Avalara / Vista transaction delivers significant and certain cash value at an attractive valuation and premium Avalara conducted a comprehensive structured sale process and evaluated other strategic alternatives to maximize shareholder value with strong independent board oversight 5

Now is the Right Time to Sell 6 6

International business requires a multi-year rebuild Multi-year effort required to rebuild international while year-over-year growth declines likely through 2023 Winding down of Missed product Weak GTM execution partnership with large execution has led to while lapping regulatory European marketplace competitive tailwinds resulting in partner disadvantage growth contraction 7

Avalara requires a go-to-market transformation that we believe will increase volatility and weigh on growth Rebuilding U.S. GTM operations required to efficiently support growth and execute multi-product, multi-segment, and multi-geo strategy Current GTM operations Execution challenges and Transformation will take requires a rebuild to high attrition have left a divot time and require support demand in 2022 new and leadership and team generation growth upsell bookings changes • Tax-related searches and AVLR website organic clicks down 20% y/y • 10% decline in won deals in 1H22 • 2H22 plan would need 33% y/y increase in leads after a 9% decline in 1H22 8

Avalara faces additional challenges and uncertainties as it tries to address its execution transformation Required evolution of the executive team to resolve execution challenges ahead Likely guidance reduction for 2022 revenue at Q2 earnings announcement which would impact forward revenue estimates and put pressure on our stock price in the near-to-mid term Tremendous macro uncertainty ahead driving further execution risk 9

Avalara expects the challenging macroenvironment and high interest rates to continue to weigh on its valuation for a protracted period

Avalara

NTM Time-Weighted Revenue Multiple Since Avalara's IPO to Last Trading Day Prior to Deal Announcement (05-Aug-2022)

High growth software valuation multiples typically exhibit an inverse relationship with interest rates



35x
30x
25x
20x
15x
10x
5x
0x
6.0 %
5.0 %
4.0 %
3.3 %
3.0 %
2.0 %
8.8 x
8.1 x
1.0 %
0.0 %
6-Jul-2022
Avalara Undisturbed Multiple
Prior to Leak: 6.8 x
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Avalara
Peer Median[1]
20Y Treasury Yield

Q2 Earnings Represented Avalara's First Miss and Would Likely Have Required Avalara to Lower Its Forward Guidance

Q2'22 Revenue

Prior to Q2'22, Avalara has **beat top-line consensus estimates 16 out of 16 quarters**, with median beat of **7%**



$ 209.1
(0.3)%
$ 208.6
Consensus Estimates
Actual

FY2022E Revenue

Lower expected 2022 performance and major execution challenges would likely have **required Avalara to modify public guidance previously disclosed in Q1 earnings**



$ 904
(4)%
$ 869
May Projections
July Projections

Source: FactSet, Bloomberg, Avalara merger proxy, Public filings, Capital IQ, IBES
Note: $ in millions
[1] Avalara peers include Alteryx, BigCommerce, Blackline, Coupa, Datadog, Elastic, HubSpot, MongoDB, Okta, PagerDuty, Paylocity, Shopify, Smartsheet, Zscaler.

10

Avalara / Vista Transaction Delivers Significant and Certain Cash Value at an Attractive Valuation and Premium 11 11

The Vista transaction represents a premium multiple compared to public software long-term and current trading multiples

Avalara



Transaction multiple following downward guidance revision absent a deal would likely have been higher
8.8 x
6.8 x
6.2 x
6.8 x
8.3 x
Avalara @ Vista Transaction
Avalara @ Undisturbed (06-Jul-2022)
Peer Median[1] as of 22-Sep-22
S&P 500 Software[2] Long Term Avg.
Bessemer Cloud[3] Long Term Avg.

Source: Avalara merger proxy, public filings, Capital IQ, IBES, Thomson Reuters; Market data as of 22-Sep-2022

Note: Avalara's NTM revenue multiple @ Vista transaction based on next four quarters Street consensus estimates. Other multiples' NTM Revenue based on time-weighted Street consensus estimates.

[1] Avalara peers include Alteryx, BigCommerce, Blackline, Coupa, Datadog, Elastic, HubSpot, MongoDB, Okta, PagerDuty, Paylocity, Shopify, Smartsheet, Zscaler.

[2] S&P 500 Software long term average since 2012.

[3] Based on 75 companies from Bessemer Venture Partner's Nasdaq Emerging Cloud Index (EMCLOUD). Long term average since 2013 due to the lack of a meaningful number of constituents in 2012.

12

The Vista transaction represents a top decile revenue multiple compared to the broad set of historical software transactions U.S. Public Software All-Cash Transaction >$1bn Since 2012 Median Transaction NTM EV / Revenue 90th Percentile 8.6 x Vista Transaction Implied Multiple 75th Percentile 7.4 x (Prior to the effect of Q2 earnings and likely 50th Percentile 5.1 x downward guidance revision): 8.8x 8.0 x 7.2 x 6.2 x 5.7 x 5.4 x 5.2 x 5.0 x 4.5 x 3.7 x 3.5 x 2.5 x 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022YTD Source: FactSet, Avalara employee FAQ filed as a DEFA14A as of 20-Sep-2022 13 Note: Precedent software NTM revenue multiples compiled from FactSet. Avalara transaction implied multiple as disclosed in the employee FAQ filed as a DEFA14A.

Without a deal, we believe Avalara's stock would likely have been under significant pressure after Q2 earnings

Avalara

	Avalara	okta	DOMO	zoom	coupa
	Q2 FY'22 / 08-Aug-2022	Q2 FY'23 / 31-Aug-2022	Q2 FY'22 / 25-Aug-2022	Q2 FY'23 / 22-Aug-2022	Q4 FY'22 / 14-Mar-2022
Guidance Updates	**?**	**0%** FY23 Revenue Guidance Below Street Expectations **(0)%** Q3 FY23 Revenue Guidance Below Street Expectations *Withdrew >35% annual growth target ($4bn in revenue by FY26)*	**(3)%** FY22 Revenue Guidance Below Street Expectations **(4)%** Q3 FY22 Revenue Guidance Below Street Expectations	**(3)%** FY23 Revenue Guidance Below Street Expectations **(5)%** Q3 FY23 Revenue Guidance Below Street Expectations	**(4)%** FY23 Revenue Guidance Below Street Expectations **(3)%** Q1 FY23 Revenue Guidance Below Street Expectations
1-Day Price Reaction	**?**	**(34)%**	**(28)%**	**(17)%**	**(19)%**

Source: Public filings, FactSet

14

Conditions have worsened and peers have traded down since Avalara agreed to the Vista transaction Peers’ Share Price Performance Since Last Trading Day Prior to Deal Announcement (05-Aug-22) (1)% (3)% (4)% (5)% (10)% (18)% (19)% (21)% (21)% (22)% Peer Median (20)% (27)% (30)% (44)% (47)% 15 Source: FactSet; Market data as of 22-Sep-2022

Transaction multiple and premium would be even higher if potential effects of post-Q2 trading and estimate revision are considered We believe undisturbed price and consensus estimates would likely have been lower given Q2 earnings and likely downward guidance revision Illustrative Implied Deal Premia Illustrative Implied Deal Multiples Illustrative Implied Deal Illustrative Implied Deal Offer Price: $93.50 Transaction EV: $8.4bn Undisturbed Price Premium NTM Revenue Multiple 0% $ 73.54 27% 0% $ 957 8.8 x (10) 66.19 41 (2) 938 9.0 Illustrative Post- Illustrative Post- Earnings Stock Earnings Consensus Movement Revenue Revision (20) 58.83 59 (4) 919 9.2 (30) 51.48 82 (6) 900 9.4 U.S. Public Software All-Cash Transactions >$1bn Since 2012: 24% Median 16 Source: FactSet, Avalara employee FAQ filed as a DEFA14A as of 20-Sep-2022

Comprehensive Process to Maximize Shareholder Value 17 17

Avalara has strong board oversight, with experienced independents and robust M&A transaction experience

Avalara



Bruce Crawford
SVP of Jacobs, Former CIO of US Army



Robin Foote
Partner of Novantas



Edward Gilhuly
Founder of Sageview Capital



Bill Ingram
Former CFO of Avalara



Marcela Martin
President of BuzzFeed



Scott McFarlane
Cofounder and CEO of Avalara



Tami Reller
CEO of Duly Health and Care



Brian Sharples
Cofounder and former CEO of HomeAway



Rajeev Singh
CEO of Accolade



Srinivas Tallapragada
Chief Engineering Officer of Salesforce



Kathy Zwickert
Former Chief People Officer of NetSuite

○ **Independent Directors**

82%
Independent Board

3+ Month
Review Process

11
Board Meetings Held during the Process

18

Avalara Board took proactive action based on degradation of business performance and considered a broad range of alternatives ✓ Significant and certain cash value for shareholders Sale ✓ Result of a comprehensive process to maximize shareholder value û Significant execution challenges requiring multi-year efforts to address international weakness, go-to-market transformation, and Significant risk and mitigate macro uncertainty Standalone Path challenges ahead û Belief of extended stock pressure from Q2 performance and subsequent public guidance revision absent a transaction û Company A informed Avalara that they were not interested in a Acquisition of transaction at the price proposed by Avalara Company A û Company B’s owner Party G determined not to explore a deal Acquisition of because of challenging market and difficulty of achieving significant Company B synergies in a deal Acquisition of ? Unclear actionability Company C 19

Avalara ran a robust 3+ month competitive sale process

Avalara

April 2022
Board conducted review of broad range of strategic alternatives, including standalone path

May 19, 2022
Following a review of the business performance and outlook, Avalara's BoD approved Goldman Sachs to begin outreach to a targeted group of financial investors

June 13, 2022
On behalf of Avalara, Goldman Sachs sent a letter to interested parties requesting initial indications to be submitted by June 22, 2022

July 7, 2022 and After
Various media reports speculated that Avalara had been contacted by Vista regarding a potential acquisition. Thereafter, representatives of Goldman Sachs received inquiries of varying degrees of seriousness from a variety of parties; none presented a proposal to acquire Avalara

Initial outreach

8 parties

Goldman Sachs contacted 7 financial sponsors

An additional Party G (majority owner of Company B) contacted Avalara expressing interest in a transaction

Initial diligence

7 parties

participated in initial diligence and management meetings

Parties B, C, and E expressed interest to partner with additional PE firms to help finance a potential acquisition of Avalara

Initial indications

2 parties

submitted initial indications of interest

Reasons Parties Cited for Not Submitting Bids

- Concerns around operating plan
- Market conditions
- Size of deal and valuation
- Party G: Difficulty of achieving significant synergies with Company B

Second round diligence

2 parties

participated in second round diligence, including previewing Q2 earnings

Reasons Party A Cited for Not Submitting a Revised Bid

- Q2 performance below management expectations and 2022 likely to follow
- Unfavorable macroeconomic conditions
- Revised price would likely be substantially below previous offer and not attractive

Continued negotiation to final proposal

1 party (Vista)

submitted revised indication of interest and continued to negotiate a final fully financed proposal following several price increases

Source: Avalara merger proxy

20

Strategics were not likely acquirers and did not materialize even post-leak Avalara’s strategy is centered around neutrality relative to our wide No strategic inbounded in the ~1 partner network No strategics had inbounded since month period following public Avalara’s IPO regarding rumors of the Vista transaction and An acquisition by a strategic buyer a potential acquisition before Avalara announced the sale could result in significant customer loss 21 Source: Avalara merger proxy

Avalara heavily negotiated to maximize potential shareholder value 1 2 Preliminary Bids Subsequent Negotiation 8/5/22 7/10/22 8/4/22 $95.75 Preview of Q2 $97.00-101.00 Avalara earnings with Avalara Avalara second counter 6/23/22 Vista and Party A first counter $97.00 - $101.00 Preliminary Vista indication of interest Party A 8/5/22 $93.50 “Best and final” 8/4/22 per Vista $92.25 Revised 7/12/22 6/23/22 indication Party A informed they would not $90.00 - $95.00 submit a revised indication Preliminary because of Q2 underperformance, indication of interest 7/19/22 8/4/22 unfavorable macro conditions, and the revised indication would $91.00 $91.00 likely be substantially below the Unsolicited revised Verbal preliminary indication indication of interest indication June 2022 July 2022 August 2022 Source: Avalara merger proxy 22

Following review of the proxy statement, majority of analysts endorsed the timing of the sale and the attractiveness of the deal price Timing is Right “The filing also enumerated a number of compounding operational and market-related challenges that have been building in recent quarters, introducing substantial amount of uncertainty regarding the company’s ability to execute on its strategic vision over the next couple of years… Given the incremental information provided in the proxy filing, we see another offer as unlikely.” — William Blair, 24-Aug-2022 “We continue to believe that the agreed-upon acquisition by Vista will remain the best near term offer for AVLR… we believe shares would likely face significant near-term pressures should the sale not proceed until investors can gain greater confidence on its recent investor day outlook.” — Raymond James, 23-Aug-2022 Price is Attractive vs. Standalone “We believe the company is fairly priced as it was sold to Vista Equity Partners because: 1) several additional PE firms contacted Avalara financial advisor… none submitted any oral or written indication of interest following the initial contact, while no strategic party expressed interest; and 2) Avalara’s 2Q22 revenue came in below expectations and there is uncertainty surrounding the company’s expected performance …” — JMP Securities, 29-Aug2022 “In Vista [Avalara] found a partner with a proven track record of driving efficient growth, so it would not surprise us to see Avalara reemerge in the years ahead with a different look… when you assume forward estimates were very likely moving lower, the multiple becomes even more appealing.” — Canaccord Genuity, 8-Aug-2022 “This acquisition was announced in conjunction with Q2 results that were mixed with the lowest q/q subscription growth rate of 1.9% in five years and a sharp moderation in calculated billings growth that slipped to 17% vs. 28% last quarter. Justification of a higher premium appear challenging from a timing perspective given the uncertain macro backdrop and mixed operating results.” — Piper Sandler, 8-Aug-2022 Source: Wall Street research Note: Select quotes bolded for additional emphasis. 23

Additional Information Additional Information and Where to Find It This communication has been prepared in respect of the proposed transaction involving Avalara, Inc. (“Avalara”) and affiliates of Vista Equity Partners and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara has filed a definitive proxy statement on Schedule 14A on September 12, 2022 (the “Proxy Statement”) relating to a special meeting of its shareholders with the Securities and Exchange Commission (the “SEC”). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the Proxy Statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The Proxy Statement has been filed with the SEC and mailed or otherwise made available to Avalara shareholders. Shareholders will be able to obtain a copy of the Proxy Statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at investor.avalara.com. Participants in the Solicitation Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests is contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction. Safe Harbor for Forward-Looking Statements Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; and (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021, Quarterly Report on Form 10-Q for the period ended March 31, 2022 and Quarterly Report on Form 10-Q for the period ended on June 30, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 24